UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

September 30, 2025 NAV per Common Share

On October 24, 2025, ExchangeRight Income Fund Trustee, LLC (the “Trustee”), which serves as the sole trustee of ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), declared the net asset value (“NAV”) of the Company as of September 30, 2025 to be $711,365,000 (or $27.30 per Class I, Class A, Class S, Class D, Class ER-I, Class ER-A, Class ER-S, and Class ER-D common share as well as the common units of limited partnership interest (“OP Units”) in ExchangeRight Income Fund Operating Partnership, LP (the “Operating Partnership”). The NAV set forth above is based on the midpoint of the range of real estate values as of September 30, 2025 of the Company’s owned properties as determined by an independent valuation firm, combined with the value of the Company’s cash and cash equivalents, restricted cash, and other assets, and less the Company’s liabilities. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our Trustee. Our NAV per unit/share, which is updated as of the last calendar day of each quarter, will be posted on our website at https://www.exchangeright.com/the-essential-income-reit/ and is the same for each of our Class I, Class A, Class S, Class D, Class ER-I, Class ER-A, Class ER-S, and Class ER-D common shares and OP Units. For a description of how our NAV is calculated, see the disclosures under the caption “Net Asset Value” beginning on page 60 of our Form 10-K filed with the Securities and Exchange Commission on February 27, 2025. Our Trustee is ultimately responsible for determining our NAV.

The following table provides a breakdown of the components of the Company’s total NAV and NAV per Class I, Class A, Class S, Class D, Class ER-I, Class ER-A, Class ER-S, and Class ER-D common share and OP Units as of September 30, 2025:

Components	September 30, 2025
Investments in real estate	$1,327,700,000
RSLCA notes receivable from affiliates	22,110,000
Notes receivable from affiliates	21,400,000
Restricted cash	11,351,000
Cash and cash equivalents	7,287,000
Receivables	7,605,000
Other assets	1,341,000
Mortgage loans payable	(538,645,000)
Revolving credit facility	(132,391,000)
Accounts payable, accrued expenses and other liabilities	(11,812,000)
Distributions payable	(3,760,000)
Pending trade deposits	(795,000)
Due to affiliates, net	(26,000)
NAV	$711,365,000

Class I Common Shares	5,812,438
Class A Common Shares	10,011,752
Class S Common Shares	-
Class D Common Shares	26,684
Class ER-I Common Shares	824,906
Class ER-A Common Shares	100,665
Class ER-S Common Shares	-
Class ER-D Common Shares	20,504
OP Units	9,256,408
Total outstanding Common Shares/OP Units	26,053,357

NAV per share/unit	$27.30

Private Offering Updates

The Company is currently conducting a private placement offering on a continuous basis of up to $2.165 billion of common shares of beneficial interest (the “Common Shares”), pursuant to which the Company is offering its Class I, Class A, Class S, Class D, Class ER-I, Class ER-A, Class ER-S, and Class ER-D Common Shares (the “Private Offering”). As of the date of this report, the

Company has not issued any Class S or Class ER-S Common Shares in the Private Offering. The Company has updated the purchase price for our Class I, Class A, Class S, Class D, Class ER-I, Class ER-A, Class ER-S, and Class ER-D Common Shares offered in the Private Offering to be equal to the NAV per Common Share as of September 30, 2025, plus any applicable upfront selling commissions and expenses related to each class of Common Shares. The repurchase price for the Class I, Class A, Class S, and Class D Common Shares under the Company’s share repurchase program also was updated to reflect the September 30, 2025 NAV and purchase prices for the Common Shares in the Private Offering. The Class ER-I, Class ER-A, Class ER-S, and Class ER-D Common Shares are not eligible for repurchase or redemption under the Company’s share repurchase program. The purchase price for the Class I, Class A, Class S, Class D, Class ER-I, Class ER-A, Class ER-S, and Class ER-D Common Shares will be applicable for subscriptions for such shares closing from and after November 1, 2025. The purchase price for each class of Common Shares for subscriptions beginning on November 1, 2025 is as follows:

	Purchase Price	Net Current Yield (a)
	(per share)	(per share)
Class I	$27.30	6.37%
Class A	$29.03	5.99%
Class S	$28.29	5.29%
Class D	$27.30	6.12%
Class ER-I Common Shares	$27.30	6.37%
Class ER-A Common Shares	$29.03	5.99%
Class ER-S Common Shares	$28.29	5.29%
Class ER-D Common Shares	$27.30	6.12%

(a) Net Current Yield is calculated as the most recent annualized monthly distribution for September 2025 divided by the updated purchase price.

The Company has updated the offering materials for the Private Offering, including the confidential private placement memorandum and subscription documents, which are available on the Company’s website at: https://www.exchangeright.com/the-essential-income-reit/. The Common Shares offered in the Private Offering have not been, and will not be, registered under the Securities Act of 1933 (the “Securities Act”) and may not be offered or sold in any state absent registration or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase any securities in any jurisdiction in which such an offer or solicitation is not authorized and does not constitute an offer within any jurisdiction to any person to whom such offer would be unlawful. The offering of Common Shares in the Private Offering will only be made pursuant to the confidential private placement memorandum for the private placement offering prepared by the Company, which will be made available to interested investors.

As of September 30, 2025, the Company has issued an aggregate of 18,626,796 Common Shares in the Private Offering for total consideration of $508.9 million. Of these issued Common Shares, 5,665,851 Class I Common Shares, 10,011,752 Class A Common Shares, 26,684 Class D Common Shares, 824,906 Class ER-I Common Shares, 100,665 Class ER-A Common Shares, and 20,504 Class ER-D Common Shares remained outstanding as of September 30, 2025. The following table lists the Common Shares issued and total consideration received as of September 30, 2025 in the Private Offering for each class of Common Shares that has been issued:

	Common Shares	Total
Share Class (a)	Issued	Consideration
Class I	6,866,499	$180,593,000
Class A	10,787,538	300,241,000
Class D	26,684	725,000
Class ER-I	824,906	23,846,000
Class ER-A	100,665	2,910,000
Class ER-D	20,504	558,000
Total for Private Offering	18,626,796	$508,873,000

(a) As of September 30, 2025, no Class S or Class ER-S Common Shares were issued and outstanding.

As of September 30, 2025, there was up to $1.391 billion of Common Shares available for future issuance in the Private Offering, before selling commissions and expenses after calculating capital raised from other sources and the issuance of OP Units. The Company intends to continue selling Common Shares in the Private Offering on a monthly basis.

September 2025 Dividends

On September 30, 2025, the Company declared dividends in the amount of $0.1449 per share for each class of its outstanding Common Shares. The dividends for each class of Common Shares were payable to shareholders of record immediately following the close of business on September 30, 2025 and were paid in cash or reinvested in the Company’s Common Shares through the Company’s Dividend Reinvestment and Direct Share Purchase Plan (“DRIP”) on October 15, 2025.

Dividend Reinvestment and Direct Share Purchase Plan

For the September 30, 2025 declared dividends described above, holders of Common Shares and holders of Class I and Class A OP Units of the Operating Partnership have elected 11.35% of the aggregate declared dividends on Common Shares and distributions on Class I and Class A OP Units to be reinvested back into the Company’s Common Shares based on elections by the individual shareholders and unitholders pursuant to the DRIP. These distributions were reinvested in the Company’s Common Shares on October 15, 2025.

The following table lists the Common Shares issued and total dividends reinvested as of September 30, 2025 under the DRIP for each class of Common Shares:

	Common Shares		Total
Share Class (a)	Issued		Reinvestment
Class I	162,427	(b)	$4,378,000	(b)
Class A	159,064		4,286,000
Total	321,491		$8,664,000

(a)
As of September 30, 2025, the Company had not issued any Class D or Class S Common Shares under the DRIP.
(b)
Includes the issuance of 47,458 Class I Common Shares totaling $1.3 million in connection with OP Unitholder and Class ER-I Common Share distributions being reinvested back into the Company’s Class I Common Shares based on those investors’ elections.

The DRIP generally permits shareholders of the Company to elect to have some or all of their cash dividends in respect of the shareholder’s Common Shares to be automatically reinvested in additional Common Shares. Any cash dividends attributable to the class of Common Shares owned by participants in the DRIP will be reinvested in Common Shares on behalf of the participant on the business day such dividends would have been paid to such investor. In addition, holders of the Class I, Class A 721, and Class D OP Units may elect to reinvest their cash distributions into our Class I Common Shares and holders of the Class ER-I, Class ER-A, Class ER-S, and Class ER-D Common Shares of the Company will have their cash dividends from the Company reinvested in the Company's Class I, Class A, Class S, and Class D Common Shares, respectively.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; effects on our business resulting from new U.S. domestic or foreign governmental trade measures, including but not limited to tariffs, import and export controls, foreign exchange intervention accomplished to offset the effects of trade policy or in response to currency volatility, and other restrictions on free trade; uncertain conditions within the domestic and international macroeconomic environment, including trade policy, monetary and fiscal policy, and conditions in the investment, credit, interest rate, and derivatives markets, and their impact on us and our properties; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our Common Shares or other securities convertible into our Common Shares, or the perception thereof, could cause the value of our Common Shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104*	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* The above exhibits are being furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	October 24, 2025	By:	/s/ David Fisher
David Fisher Executive Managing Principal